Exhibit (a)(5)(F)

– Preliminary Working Draft Subject to Material Revision – Project Pacific Specia l Committe e Discussio n Materials April 19, 2024

– Preliminary Working Draft Subject to Material Revision – Overview of Pacific Management LRP Projections ▪ On April 18, 2024, Management provided Centerview with additional projections for the years 2028E and 2029E, as part of the l o ng - range plan (“LRP”) ▪ Today’s discussion is to review the additional years of the LRP with the Special Committee Historicals Management Projections CAGRs S o ur c e : P a ci f ic mana g emen t . (1) I ncludes impairment charges. ( D o l l ar s i n m i l l i o n s ) 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E 2028E 2029E ’19A - ’23A ’23A - ’27E ’27E - ’29E Presence $404 $478 $555 $597 $704 $874 $974 $1,053 $1,153 +15% +13% % Growth 18% 16% 8% 18% 24% 11% 8% 9% Commerce $81 $143 $229 $270 $308 $342 $399 $486 $587 +40% +17% % Growth 77% 60% 18% 14% 11% 17% 22% 21% Total Revenue $485 $621 $784 $867 $1,012 $1,216 $1,374 $1,539 $1,740 $1,932 $2,125 +20% +15% +11% % Growth 24% 28% 26% 11% 17% 20% 13% 12% 13% 11% 10% Gross Profit $403 $523 $657 $714 $805 $911 $1,047 $1,193 $1,375 $1,545 $1,715 +19% +14% +12% % Margin 83% 84% 84% 82% 80% 75% 76% 78% 79% 80% 81% S&M $184 $260 $340 $322 $350 $411 $445 $481 $523 +17% +11% % of Revenue 38% 42% 43% 37% 35% 34% 32% 31% 30% R&D $108 $168 $190 $227 $242 $292 $333 $368 $397 +22% +13% % of Revenue 22% 27% 24% 26% 24% 24% 24% 24% 23% G&A $50 $55 $368 $152 $129 $126 $138 $149 $161 +27% +6% % of Revenue 10% 9% 47% 18% 13% 10% 10% 10% 9% Other Expenses (1) – – – $225 – – – – – Operating Income $61 $40 ($241) ($212) $84 $82 $131 $194 $294 $357 $412 +8% +37% +18% % Margin 13% 7% (31%) (24%) 8% 7% 10% 13% 17% 18% 19% Adj. EBITDA (pre - SBC) $98 $117 $125 $148 $235 $291 $371 $446 $537 $627 $709 +25% +23% +15% % Margin 20% 19% 16% 17% 23% 24% 27% 29% 31% 32% 33% uFCF $95 $152 $122 $166 $241 $331 $392 $448 $527 $616 $696 +26% +22% +15% % Margin 20% 25% 16% 19% 24% 27% 29% 29% 30% 32% 33% 1

2 – Preliminary Working Draft Subject to Material Revision – 23% 2 4% 27% 31% 33% 27% 17% 29% 19% 31% 23% Overvie w of LR P Projections vs. Selected Competitors Source: Pacific management, Wall Street research and FactSet as of April 15, 2024. (1) F igures in thousands. Latest Repo r ted Unique Subs (1) CY’24E R e v . ($mm) CY’24 - 25E R e v e n u e Growth Adjuste d EBITDA Margin uF CF M a rgin 7% 2025E 2023A 2024E 2025E 2023A 2024E 2025E 29% 31% 34% 16% 22% 24% Gross Margin 2023A 2024E 80% 75% 24% 27% 63% 63% 63% 67% 67% 68% 2027E (LRP) 4,631 21,000 ~6,000 $1,216 $4,520 $1,750 ’24E - ’ 27E CAGR: 13% ’27E - ’ 29E CAGR: 11% 13% 13% 2029E 29% 30% 33% 76% 79% n.a.

Materials Presented on April 9, 2024 Appendix

4 – Preliminary Working Draft Subject to Material Revision – Executiv e Summar y ▪ Centerview met with Pacific Management on March 19 and shared a list of information requests to assess the current strategy and Management plan ▪ Management has developed a draft long - range plan (the “Draft LRP”) and continues to refine it ▪ On April 8, 2024, Management shared an updated Draft LRP which is summarized i n these materials ▪ Today’s discussion is to review the Draft LRP with the Special Committee

5 – Preliminary Working Draft Subject to Material Revision – Overview of Draft Pacific Management Projections ( D o ll a rs i n m il l i o n s ) 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E ’19A - ’23A ’23A - ’27E Presence $404 $478 $555 $597 $704 +15% % Growth 18% 16% 8% 18% Commerce $81 $143 $230 $270 $308 +40% % Growth 77% 60% 18% 14% Total Revenue $485 $621 $784 $867 $1,012 $1,216 $1,374 $1,539 $1,740 +20% +15% % Growth 24% 28% 26% 11% 17% 20% 13% 12% 13% Gross Profit $403 $523 $657 $714 $805 $911 $1,047 $1,193 $1,375 +19% +14% % Margin 83% 84% 84% 82% 80% 75% 76% 78% 79% Sales & Marketing $184 $260 $340 $322 $350 $411 $445 $481 $523 +17% +11% % of Revenue 38% 42% 43% 37% 35% 34% 32% 31% 30% Research & Development $108 $168 $190 $227 $242 $292 $333 $368 $397 +22% +13% % of Revenue 22% 27% 24% 26% 24% 24% 24% 24% 23% General & Administrative $50 $55 $368 $152 $129 $126 $138 $149 $161 +27% +6% % of Revenue 10% 9% 47% 18% 13% 10% 10% 10% 9% Other Expenses (1) – – – $225 – – – – – Operating Income $61 $40 ($241) ($212) $84 $82 $131 $194 $294 +8% +37% % Margin 13% 7% (31%) (24%) 8% 7% 10% 13% 17% Adjusted EBITDA (pre - SBC) $98 $117 $125 $148 $235 $291 $371 $446 $537 +25% +23% % Margin 20% 19% 16% 17% 23% 24% 27% 29% 31% uFCF $95 $152 $122 $166 $241 $331 $392 $448 $527 +26% +22% % Margin 20% 25% 16% 19% 24% 27% 29% 29% 30% Historicals Projections C A G R s S o ur c e : P a ci f ic mana g emen t . (1) I ncludes impairment charges.

6 – Preliminary Working Draft Subject to Material Revision – Management’ s Ke y Mode l Assumption s Margin s R e v e n u e Growth ▪ Total revenue projected to grow from $1,012mm in ’23A to $1,740mm in ’27E, representing a 15% CAGR from ’23A - ’27E – Note: consensus estimates imply r e venue CA G R of 14% f r om ’23A - ’26E ▪ Projected growth in revenue from organic initiatives, including expansion of selling and cross selling of higher value products to lower margin entry points such as domains, and optimization of pricing ▪ Increased focus on Commerce products drives GPV to ~$10B by 2027; this growth on the platform paired with SQSP Payments and other pricing initiatives supports the double digit revenue growth through ’27E ▪ Gross margin expected to remain stable during the projection period as efficiencies in operations and pricing initiatives help offset influx of domain registration fees: 80% in ’23A vs. 79% in ’27E ▪ Adj. EBITDA margin grows from 23% in 2023A to 31% in 2027E as focus remains on investing in R&D while optimizing marketing spend and G&A investments – Implies Adj. EBITDA g r owth of 23% f r om ’23A - ’27E – S&M, R&D and G&A projected to grow at CAGRs of 11%, 13% and 6%, respectively, from ’23A - ’27E ▪ Unlevered FCF (uFCF) grows from $241mm in ’23A to $527mm in ’27E, representing a 22% CAGR from ’23A - ’27E – Implies UFCF margin of 24% in ’23A increasing to 30% in ’27E – Note: consensus UFCF estimates for 2025E imply margin of 27% ▪ Capital expenditure requirements have been minimal historically at <2% of revenue, and are projected to remain in - line with historicals ▪ Working capital needs grow in line with revenue growth ▪ Stock - based compensation projections expected to remain in - line with historical trends (~10% of revenue) G r os s & Adjusted EBITDA uFCF S o ur c e : P a ci f ic mana g emen t .

7 – Preliminary Working Draft Subject to Material Revision – Overvie w of Draft LRP R e v e n u e Adjusted EBITDA uFCF Historicals / P r ojections ($mm) Y oY G r o w t h % / Margi n % $ 485 $ 621 $ 784 $ 867 $ 1 ,012 $1,216 $1,374 $1,539 $1,740 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E $ 98 $ 1 1 7 $ 125 $ 148 $ 235 $ 291 $ 371 $ 446 $ 5 3 7 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E $ 95 $ 152 $ 122 $ 166 $ 241 $ 331 $ 392 $ 448 $ 527 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E ’19 - ’23A CAGR: 20% ’23 - ’27E CAGR: 15% ’19 - ’23A CAGR: 25% ’23 - ’27E CAGR: 23% ’19 - ’23A CAGR: 26% ’23 - ’27E CAGR: 22% S o ur c e : P a ci f ic mana g emen t . 24% 28% 26% 1 1% 17% 20% 13% 12% 13% 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E 20% 19% 16% 1 7% 23% 24% 27% 29% 31% 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E 20% 25% 16% 1 9% 24% 27% 29% 29% 30% 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E Historicals M anagement Outlook G r oss P r ofit ’19 - ’23A CAGR: 19% ’23 - ’27E CAGR: 14% $ 403 $ 523 $ 657 $ 714 $ 805 $ 911 $1,047 $1,193 $ 1 ,375 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E 83% 84% 84% 8 2% 80% 75% 76% 78% 79% 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E Yo Y Growt h % Margi n % Margi n % Margi n %

8 – Preliminary Working Draft Subject to Material Revision – $ 2 .0 $1.4 $ 3 .9 $ 5 .9 $ 6 .1 $ 6 .2 $ 6 .7 $ 7 .6 $ 8 .8 $ 10 . 1 ’18A ’19A ’20A ’21A ’22A ’23A ’24E ’25E ’26E ’27E 739 756 973 874 799 905 1 , 016 1 , 088 1 , 142 1 , 199 3 , 689 4 , 363 6 , 122 5 , 442 5 , 310 6 , 906 7 , 756 8 , 303 8 , 718 9 , 154 2 0 18A 2 0 19A Selecte d KPI s We bsite T r ials (mm) T o t a l G P V ( $ b n ) 2 0 20 A 2 0 21 A 2 0 22 A 2 0 23 A 2 0 24 E 2 0 25 E 2 0 26 E 2 0 2 7 E N e w We bsite Subscriptions (000s) conversion ( % growth) 2018A 2019A 2020A 2021A 2022A 2023A 2024E 2025E 2026E 2027E Trials – 18% 40% (11%) (2%) 30% 12% 7% 5% 5% New Website – 2% 29% (10%) (9%) 13% 12% 7% 5% 5% Trial to Sub. 20% 17% 16% 16% 15% 13% 13% 13% 13% 13% Sub . ( % growth) % Growth 50% 91% 52% 3% 3% 8% 14% 15% 16% S o ur c e : P a ci f ic mana g emen t . ’23 - ’27E CAGR: 7% ’23 - ’27E CAGR: 13% ’23 - ’27E CAGR: 7% ’19 - ’23A CAGR: 33% ’19 - ’23A CAGR: 12% ’19 - ’23A CAGR: 5%

9 – Preliminary Working Draft Subject to Material Revision – Overvie w o f LR P Projection s vs . Consensus : Ke y Item s M a nagemen t O u tlook Consensus (shad i ng represents consensus range) Memo : # o f Est . Managemen t O u tloo k vs . Consensus 17 17 7 Source: Pacific management and FactSet as of April 5, 2024. (1) Consensus figures adjusted to include SBC estimated based on 2023A % of revenue. $ 1 , 182 $ 1 , 328 $ 1 , 503 $ 1 , 216 $ 1 , 374 $ 1 , 539 2 0 24E 2 0 25E 2 0 26E $ 350 $ 399 $291 $ 290 $ 3 71 $ 446 2 0 24E 2 0 25E 2 0 26E $ 892 $ 1 , 0 5 3 $ 1 , 180 $ 911 $ 1 , 047 $ 1 , 193 2 0 24E 2 0 25E 2 0 26E (D ollar s i n millions) Revenue Gross Profit (1) Adj. EBITDA uFCF +$34 +$46 +$36 +$19 ($6) +$13 +$1 +$21 +$47 +$29 +$28 +$33 +3% +3% +2% +2% (1%) +1% +0% +6% +12% +10% +8% +8% $ 302 $ 364 $ 415 $ 331 $ 392 $ 448 2 0 24 E 2 0 25E 2 0 26E Memo : # o f Est . Managemen t O u tloo k vs . Consensus 12 12 3 Memo : # o f Est . Managemen t O u tloo k vs . Consensus 15 15 5 Memo : # o f Est . Managemen t O u tloo k vs . Consensus 9 8 2

10 – Preliminary Working Draft Subject to Material Revision – Overvie w o f LR P Projection s vs . Consensus : Ke y Ratio s R e v e n u e G r o w th Adj. EBITDA Margin G r oss P r ofit Margi n (1) Management Outlook Consensus 2024E Memo: # of Est . 2025E 2026E 2024E Memo: # of Est . 2025E 2026E 2024E Memo: # of Est . 2025E 2026E 2024E Memo: # of Est . 2025E 2026E 17 17 7 12 12 3 15 15 5 9 8 2 Managemen t O u tloo k vs . Consensus +335bps +66bps (117bps) Source: Pacific management and FactSet as of April 5, 2024. (1) Consensus figures adjusted to include SBC estimated based on 2023A % of revenue. 17% 12% 13% 20% 13% 12% 25% 26% 2 7% 24% 27% 2 9% 75% 7 9% 78% 75% 7 6% 78% uFCF Margin 26% 27% 28% 27% 29% 29% Managemen t O u tloo k vs . Consensus (50bps) (312bps) (98bps) Managemen t O u tloo k vs . Consensus (63bps) +62bps +244bps Managemen t O u tloo k vs . Consensus +171bps +115bps +152bps

11 – Preliminary Working Draft Subject to Material Revision – 23% 24% 27% 31% 27% 17% 29% 19% 31% 23% Overvie w of LR P Projections vs. Selected Competitors Source: Pacific management, Wall Street research and FactSet as of April 5, 2024. (1) F igures in thousands. Latest Repo r ted Unique Subs (1) CY’24E R e v . ($mm) CY’24 - 25E R e v e n u e Growth Adjuste d EBITDA Margin uF CF M a rgin 7% 2023A 2024E 2025E 2023A 2024E 2025E 2023A 2024E 2025E 24% 27% 29% 29% 31% 34% 16% 22% 24% Gross Margin 80% 75% 76% 63% 63% 63% 67% 67% 68% 2027E 30% 79% (Draft LRP) 4,631 21,000 ~6,000 $1,216 $4,520 $1,750 ’24E - ’ 27E CAGR: 13% 13% 13%

12 – Preliminary Working Draft Subject to Material Revision – Expense Profile Over Time vs. Selected Competitors Sales & Mar k eting Research & D e v e lopment General & Administ r a ti v e % of R e v e n u e (1) Normalized level equal to 5% of total revenue, based on average of 2022 and 2023 historicals. 2 0 19 A 2 0 20 A 2 0 21A Source: Pacific management and FactSet. Note: Figures burdened by SBC. Customer Care categorized as S&M for GDDY. 38% 42% 43% 37% 35% 34% 32% 31% 30% 2 0 19A 2 0 20A 2 0 21A 2 0 22A 2 0 23A 2 0 24E 2 0 25E 2 0 2 6 E 2 0 27E 22% 27% 24% 26% 24% 24% 24% 24% 23% 2 0 21A 2 0 22A 2 0 23A 2 0 24E 2 0 25E 2 0 26E 2 0 27E 10% 9% 47% 18% 13% 10% 10% 10% 9% 2 0 22A 2 0 23A 2 0 24E 2 0 25E 2 0 2 6 E 2 0 27E 15% 26% 20% 31% 10% 9% 2019A 2020A Equa l t o ~ 17 % when adjuste d t o normalize d level o f SBC a s % o f revenue (1)